                             LETTER OF TRANSMITTAL

         TO TENDER CLASS B AMERICAN DEPOSITARY SHARES ("CLASS B ADSS")

                                       OF

                                  SMEDVIG ASA
   PURSUANT TO THE OFFER TO PURCHASE BY SEADRILL LIMITED, DATED MARCH 6, 2006

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 4 P.M., NEW YORK CITY TIME, ON
              MONDAY, APRIL 3, 2006 UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                                 CITIBANK, N.A.

       By Overnight Courier                     By Mail:                           By Hand:
          Citibank, N.A.                     Citibank, N.A.                     Citibank, N.A.
     Citibank Agency & Trust            Citibank Agency & Trust             Agency & Trust Window
111 Wall Street 15(th) Floor Zone  111 Wall Street 15(th) Floor Zone      111 Wall St. 15(th) Floor
                 8                                 8                          New York, NY 10043
        New York, NY 10005                 New York, NY 10005

                           By Facsimile Transmission:
                        (for eligible institutions only)
                                 (212) 657-1020

                        Confirm Facsimile By Telephone:
                                 (800) 422-2066

CAPITALIZED TERMS USED IN THIS LETTER OF TRANSMITTAL AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING ASCRIBED THERETO IN SEADRILL LIMITED'S OFFER TO PURCHASE, DATED MARCH 6, 2006.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used only if ADRs evidencing Class B ADSs are forwarded herewith. Unless an Agent's Message (as defined below) is utilized, delivery of Class B ADSs can also be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in "Procedure for Accepting the Offer and Tendering Shares and ADSs." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. No alternative, conditional or contingent tenders will be accepted.

[ ] CHECK HERE IF CLASS B ADSS ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s)
--------------------------------------------------------------------------------

    Window Ticket No. (if any)
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery
--------------------------------------------------------------------------------

     In order to tender Class B ADSs pursuant to the Offer, a tendering U.S. holder must complete the following box entitled "DESCRIPTION OF CLASS B ADSs TENDERED", and otherwise duly complete and sign this Letter of Transmittal in accordance with the instructions set forth herein and in the Offer to Purchase.

------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF CLASS B ADSS TENDERED
------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)                                CLASS B ADSS TENDERED
                   ON ADR(S)                                         (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF
                                                                                CLASS B ADSS
                                                           ADR                 REPRESENTED BY           NUMBER OF CLASS B
                                                        NUMBER(S)                  ADR(S)                 ADSS TENDERED
                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------
                                                          Total
------------------------------------------------------------------------------------------------------------------------------

                NOTE: ORIGINAL SIGNATURES MUST BE PROVIDED BELOW
                     AND MAY BE REQUIRED TO BE GUARANTEED.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to SeaDrill Limited, a Bermuda limited company (the "Purchaser"), the number of Class B ADSs indicated herein, upon the terms and subject to the conditions set forth in the Purchaser's offer to Purchase, dated March 6, 2006, receipt of which is hereby acknowledged, and upon the terms and subject to the conditions set forth in this Letter of Transmittal (which, together with the "Letter of Transmittal To Tender Class A Ordinary Shares," "Letter of Transmittal To Tender Class B Ordinary Shares", "Letter of Transmittal To Tender Class A American Depositary Shares ("Class A ADSs")," and the Offer to Purchase, constitute the "Offer").

     Subject to and effective upon acceptance for payment of, and payment for, the Class B ADSs tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Class B ADSs that are being tendered hereby, and irrevocably constitutes and appoints the Depositary, on behalf of SeaDrill Limited, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Class B ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs evidencing such Class B ADSs, or transfer ownership of such Class B ADSs on the account books maintained by the Book Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class B ADSs, all in accordance with the terms and subject to the conditions of the Offer. The Depositary will act as agent for tendering holders of Class B ADSs for the purpose of receiving payment from the Purchaser, converting such payment into U.S. dollars at the applicable conversion rate available at that time in the open market and transmitting payment to the tendering holders, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby represents and warrants that the undersigned has a net long position (within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended) in the Class B ADSs at least equal to the Class B ADSs being tendered hereunder, and has full power and authority to tender, sell, assign and transfer the Class B ADSs tendered hereby, and that, when the same are accepted for payment, good and unencumbered title thereto will be acquired, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver all additional documents deemed by the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Class B ADSs tendered hereby, and has read, understands and agrees to be bound by, all the terms and conditions of the Offer.

     The undersigned understands that under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or payment for, Class B ADSs tendered. The undersigned understands that tenders of Class B ADSs pursuant to any one of the procedures described in "Procedure for Accepting the Offer and Tendering Shares and ADSs" in the Offer to Purchase and in the instructions hereto will constitute an agreement by the undersigned to be subject to the terms and conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the amount received by the Depository upon conversion of the Class B Offer Price of any Class B ADSs purchased into U.S. dollars (the "Converted Class B Offer Price") (less the amount of any U.S. backup withholding tax which may be required to be withheld, or any Norwegian tax withheld prior to delivery of the Class B Offer Price to the Depositary) and return any Class B ADSs not validly tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the check for the Converted Class B Offer Price of any Class B ADSs purchased (less the amount of any U.S. backup withholding tax which may be required to be withheld, or any Norwegian tax withheld prior to delivery of the Class B Offer Price to the Depositary) and return any Class B ADSs not validly tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Converted Class B Offer Price of any Class B ADSs purchased (less the amount of any U.S. backup withholding tax which may be required to be withheld, or any Norwegian tax withheld prior to delivery of the Class B Offer Price to the Depositary) and return any

Class B ADSs not validly tendered or not purchased (and accompanying documents, as appropriate) in the name(s) of, and deliver said check and any ADRs to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Class B ADSs from the name(s) of the registered holder(s) thereof, or to order the registration or transfer of such Class B ADSs tendered by book-entry transfer, if the Purchaser does not accept for payment any of the Class B ADSs so tendered.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                          SPECIAL PAYMENT INSTRUCTIONS

                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)

     To be completed ONLY if the check for the Class B ADSs purchased (less the amount of any U.S. backup withholding tax which may be required to be withheld, or any Norwegian tax required to be withheld), or ADRs evidencing Class B ADSs not validly tendered or not purchased, are to be issued in the name of someone other than the undersigned.

Issue:

[ ] Check  [ ] ADR(s)

to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

                         SPECIAL DELIVERY INSTRUCTIONS

                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)

     To be completed ONLY if the check for the Class B ADSs purchased (less the amount of any U.S. backup withholding tax which may be required to be withheld, or any Norwegian tax required to be withheld), or ADRs evidencing Class B ADSs not validly tendered or not purchased, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box entitled "Description of Class B ADSs Tendered."

Issue:

[ ] Check  [ ] ADR(s)

to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 6)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Authorized Signature:

--------------------------------------------------------------------------------

Name:

--------------------------------------------------------------------------------

Title:

--------------------------------------------------------------------------------

Name of Firm:

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:

--------------------------------------------------------------------------------

Dated: ------------------------------ , 2006

                                         REQUEST FOR TAXPAYER IDENTIFICATION           GIVE FORM TO THE
                                               NUMBER AND CERTIFICATION                REQUESTER. DO NOT
                                                                                       SEND TO THE IRS.


           Form W-9
     (Rev. November 2005)
  Department of the Treasury
   Internal Revenue Service
----------------------------------------------------------------------------------------------------------------------

Name (as shown on your income tax return)
                  PRINT OR TYPE SEE SPECIFIC INSTRUCTIONS ON PAGE 2.

--------------------------------------------------------------------------------
Business name, if different from above

--------------------------------------------------------------------------------


                        Individual/
                        [ ] Sole           [              [                                            Exempt from backup
Check appropriate box:  proprietor         ] Corporation  ] Partnership  [ ] Other c ---------------   [ ] withholding

--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)
                                        Requester's name and address (optional)

------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------
List account number(s) here (optional)

--------------------------------------------------------------------------------
PART I    TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding.
For individuals, this is your social security number (SSN).                                -------------------------------
HOWEVER, FOR A RESIDENT ALIEN, SOLE PROPRIETOR, OR                                                  Social security number
DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS ON PAGE 3.
For other entities, it is your employer identification
number (EIN). If you do not have a number, see HOW TO GET A
TIN on page 3.
                                                                                           -------------------------------
                                                                                            OR
NOTE. If the account is in more than one name, see the chart                               -------------------------------
on page 4 for guidelines on whose number to enter.                                          Employer identification number
--------------------------------------------------------------------------------------------------------------------------

PART II   CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4).
--------------------------------------------------------------------------------

SIGN SIGNATURE OF
HERE  U.S. PERSON   DATE
-----------------------------------------------------------

PURPOSE OF FORM
A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

  U.S. PERSON. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee.

  In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

  NOTE. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

  For federal tax purposes, you are considered a person if you are:

- An individual who is a citizen or resident of the United States,

- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

- Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

  SPECIAL RULES FOR PARTNERSHIPS. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income

  The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

- The U.S. grantor or other owner of a grantor trust and not the trust, and

- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

  FOREIGN PERSON. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN.
Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

  If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:
1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

  Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
  Also see Special rules regarding partnerships on page 1.
PENALTIES
FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME
  If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

  SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

  LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided.

  OTHER ENTITIES. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

  NOTE. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
EXEMPT FROM BACKUP WITHHOLDING
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

  Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

  NOTE. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

  EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:
1. An organization exempt from tax under section 501 (a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
2. The United States or any of its agencies or instrumentalities,
3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
5. An international organization or any of its agencies or instrumentalities.

Other payees that MAY BE EXEMPT from backup withholding include:
6. A corporation,
7. A foreign central bank of issue,
8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
9. A futures commission merchant registered with the Commodity Futures Trading Commission,
10. A real estate investment trust,
11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
12. A common trust fund operated by a bank under section 584(a),
13. A financial institution,
14. A middleman known in the investment community as a nominee or custodian, or
15. A trust exempt from tax under section 664 or described in section 4947.

  The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

-------------------------------------------------------
IF THE PAYMENT IS            THEN the payment is exempt
  FOR . . .                  for . . .
Interest and dividend        All exempt recipients
  payments                   except for 9
Broker transactions          Exempt recipients 1
                             through 13. Also, a person
                             registered under the
                             Investment Advisers Act of
                             1940 who regularly acts as
                             a broker
Barter exchange              Exempt recipients 1
  transactions and           through 5
  patronage dividends
Payments over $600           Generally, exempt
  required to be reported    recipients 1 through 7(2)
  and direct sales over
  $5,000(1)
-------------------------------------------------------

(1) See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

  ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

  NOTE. See the chart on page 4 for further clarification of name and TIN combinations.

  How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at WWW.SOCIALSECURITY.GOV. You may also get this form by calling

1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at WWW.IRS.GOV/BUSINESSES and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

  If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

  NOTE. Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

  CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PART II. CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 2.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. REAL ESTATE TRANSACTIONS.  You must sign the certification. You may cross out item 2 of the certification.

4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA, COVERDELL ESA, ARCHER MSA OR HSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

------------------------------------------------------------
   FOR THIS TYPE OF ACCOUNT:        GIVE NAME AND SSN OF:
------------------------------------------------------------
 1.  Individual                   The individual
 2.  Two or more individuals      The actual owner of the
     (joint account)              account or, if combined
                                  funds, the first
                                  individual on the
                                  account(1)
 3.  Custodian account of a       The minor(2)
     minor (Uniform Gift to
     Minors Act)
 4.  a. The usual revocable       The grantor-trustee(1)
       savings trust (grantor is
       also trustee)
     b. So-called trust account   The actual owner(1)
       that is not a legal or
       valid trust under state
       law
 5.  Sole proprietorship or       The owner(3)
     single-owner LLC
------------------------------------------------------------
   FOR THIS TYPE OF ACCOUNT:        GIVE NAME AND EIN OF:
------------------------------------------------------------
 6.  Sole proprietorship or       The owner(3)
     single-owner LLC
 7.  A valid trust, estate, or    Legal entity(4)
     pension trust
 8.  Corporate or LLC electing    The corporation
     corporate status on Form
     8832
 9.  Association, club,           The organization
     religious, charitable,
     educational, or other
     tax-exempt organization
10.  Partnership or multi-member  The partnership
     LLC
11.  A broker or registered       The broker or nominee
     nominee
12.  Account with the Department  The public entity
     of Agriculture in the name
     of a public entity (such as
     a state or local
     government, school
     district, or prison) that
     receives agricultural
     program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see SPECIAL RULES REGARDING PARTNERSHIPS on page 1.

NOTE. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

--------------------------------------------------------------------------------

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

            FORMING A PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by the registered holder(s) on the books and records of the Depositary, tendering Class B ADSs herewith, unless (a) such holder(s) have completed the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (b) if such Class B ADSs are tendered for the account of a firm which is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Class B ADSs. This Letter of Transmittal is to be used only if ADRs are to be forwarded herewith. Delivery of Class B ADSs can also be made by book-entry transfer pursuant to the procedures set forth in "Procedure for Accepting the Offer and Tendering Shares and ADSs" in the Offer to Purchase. For a holder to validly tender Class B ADSs, ADRs for all physically delivered Class B ADSs as well as a properly completed and duly executed Letter of Transmittal (or a manually signed photocopy thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before 4 p.m. New York City time on the Expiration Date. Shareholders whose ADRs are not immediately available, who cannot deliver their ADRs and all other required documents to the Depositary before 4 p.m. New York City time on the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Class B ADSs pursuant to the guaranteed delivery procedure described under the caption "Procedure for Accepting the Offer and Tendering Shares and ADSs" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary before 4 p.m. New York City time on the Expiration Date; and (iii) the ADRs evidencing all physically delivered Class B ADSs, in proper form for transfer by delivery, together with a Letter of Transmittal (or a photocopy thereof), properly completed and duly executed with any required signature guarantees, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Class B ADSs delivered by book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     If you hold your ADSs in an account maintained with an Agent Bank and you wish to tender your ADSs pursuant to the Offer, you must instruct your Agent Bank to take the following steps before the Expiration Date:

          (1) deliver to the Depositary a Letter of Transmittal by means of an "Agent's Message" (as hereinafter defined), together with the applicable ADSs via the Book-Entry Transfer Facility, or

          (2) comply with the guaranteed delivery procedures described in the Offer to Purchase.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the system of the Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

     The Depositary will establish an account with respect to the ADSs at the Book-Entry Transfer Facility for purposes of the Offer within two (2) business days after the date of this Offer to Purchase. Any financial institution that is a participant in the system of the Book-Entry Transfer Facility may make a book-entry delivery of ADSs by causing the Book-Entry Transfer Facility to transfer such ADSs into the Depositary's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures for such transfer.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     ONLY CLASS B ADSS MAY BE TENDERED INTO THE OFFER PURSUANT TO THIS LETTER OF TRANSMITTAL. A HOLDER OF SHARES OR CLASS A ADSS DESIRING TO ACCEPT THE OFFER SHOULD PROPERLY COMPLETE AND DULY EXECUTE THE "LETTER OF

TRANSMITTAL TO TENDER CLASS A ORDINARY SHARES," "LETTER OF TRANSMITTAL TO TENDER CLASS B ORDINARY SHARES" OR "LETTER OF TRANSMITTAL TO TENDER CLASS A AMERICAN DEPOSITARY SHARES ("CLASS A ADSS")", BY WHICH SUCH HOLDER MAY TENDER SHARES AND CLASS A ADSS INTO THE OFFER. HOLDERS OF SHARES AND CLASS A ADSS MAY NOT TENDER SHARES OR CLASS A ADSS INTO THE OFFER PURSUANT TO THIS LETTER OF TRANSMITTAL. SEE "PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING SHARES AND ADSS" IN THE OFFER TO PURCHASE.

     The method of delivery of all documents, including ADRs, and including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Delivery will be deemed made only when actually received by the Depositary. No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or a manually signed photocopy thereof), tendering holders waive any right to receive any notice of the acceptance for payment of Class B ADSs.

     3. Inadequate Space. If the space provided in the box captioned "Description of Class B ADSs Tendered" is inadequate, the ADRs and/or the number of Class B ADSs evidenced by such ADRs and the number of Class B ADSs tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (not applicable to holders who tender by book-entry transfer). If fewer than all Class B ADSs evidenced by any ADR delivered to the Depositary are to be tendered, fill in the number of Class B ADSs that are to be tendered in the box entitled "Number of Class B ADSs Tendered". In such case, a new ADR for the remainder of the Class B ADSs evidenced by the old ADR will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal without delay after the conditions to the Offer are satisfied as described in "Acceptance for Payment and Payment for Shares and ADSs" in the Offer to Purchase.

     5. Lost, Destroyed or Stolen ADRs. If any ADRs evidencing Class B ADSs have been lost, destroyed or stolen, the holder should promptly notify the Depositary. The holder will then be instructed as to the steps that must be taken in order to replace the ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen ADRs have been followed.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADRs evidencing the Class B ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs without any change whatsoever.

     If any of the Class B ADSs tendered hereby are held of record by two or more persons, each of such persons must sign this Letter of Transmittal. If any of the Class B ADSs tendered hereby are registered in different names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs. If this Letter of Transmittal is signed by the registered holder(s) of the ADRs evidencing the Class B ADSs tendered hereby, no endorsement of ADRs or separate stock powers are required, unless Class B ADSs not validly tendered or not purchased are to be returned in the name of any person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Class B ADSs tendered hereby, ADRs must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such Class B ADSs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     7. Stock Transfer Taxes. Except as provided in this Instruction, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Class B ADSs to it or its order pursuant to the Offer. If, however, payment of the Converted Class B Offer Price (less the amount of any U.S. backup withholding tax which may be required to be withheld, or any Norwegian tax required to be withheld) is to be made to, or ADRs evidencing Class B ADSs not validly tendered or not purchased are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Converted Class B Offer Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted.

     8. Special Payment and Delivery Instructions. If the check for the Converted Class B Offer Price (less the amount of any U.S. backup withholding tax which may be required to be withheld, or any Norwegian tax required to be withheld), of any Class B ADSs purchased is to be issued in the name of, or any Class B ADSs not validly tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any Class B ADS not validly tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     9. United States Federal Income Tax Withholding. Under U.S. federal income tax laws, the Depositary is required to withhold 28% of the amount of any payments made pursuant to the Offer unless certain requirements are satisfied. In order to avoid such withholding, a tendering U.S. Holder (as defined in Section 5 of the Offer to Purchase) of Class B ADSs must complete the enclosed U.S. Internal Revenue Service ("IRS") Form W-9 and return it to the Depositary. A holder other than a U.S. Holder (as defined in Section 5 of the Offer to Purchase) must complete the appropriate IRS Form W-8 to certify non-U.S. status. Any backup withholding that is not an additional U.S. federal income tax is creditable against U.S. federal tax liability, and a refund may be claimed for any excess amounts withheld. See "Certain United States Federal Income Tax and Norwegian Tax Consequences" in the Offer to Purchase.

     Failure to complete the Form W-9 or Form W-8 will not, by itself, cause Class B ADSs to be deemed invalidly tendered, but may require 28% of the amount of any payments made pursuant to the Offer to be withheld. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a Person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. See "Certain United States Federal Income Tax and Norwegian Tax Consequences" in the Offer to Purchase.

     10. Irregularities. All questions as to the Class B Offer Price, the deductions, if any, to be made from the Class B Offer Price, the number of Class B ADSs tendered and accepted, the form of documents, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Class B ADSs will be determined by the Purchaser in its sole discretion, which determination shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Class B ADSs it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any defects or irregularity in the tender of any particular Class B ADSs, and the Purchaser's interpretations of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Class B ADSs will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Depositary, the Information Agent or any other person is or will be obliged to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     11. Requests for Assistance or Additional Copies. For holders of Class B ADSs, questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be obtained from the Information Agent, or brokers, dealers, commercial banks and trust companies. For holders of Shares and Class A ADSs, questions and requests for assistance or for copies of the "Letter of Transmittal To Tender Class A Ordinary Shares," "Letter of Transmittal To Tender Class B Ordinary Shares", and "Letter of Transmittal To Tender Class A American Depositary Shares ("Class A ADSs")" may be directed to the Information Agent. Holders of Shares and Class A ADSs may not tender into the Offer by executing and delivering this Letter of Transmittal. Shares and Class A ADSs may only be tendered into the Offer by properly completing and duly executing the "Letter of Transmittal To Tender Class A Ordinary Shares," "Letter of Transmittal To Tender Class B Ordinary Shares", or "Letter of Transmittal To Tender Class A American Depositary Shares ("Class A ADSs")", or by complying with the guaranteed delivery procedure described in the Offer to Purchase.

                    The Information Agent for the Offer is:

                          (GEORGESON SHAREHOLDER LOGO)

                          17 State Street, 10th Floor
                            New York, New York 1004

                 Banks and Brokers Call Collect: (212) 440-9800
                All Others Please Call Toll-Free: (800) 441-4290